UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2023

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 801 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On December 18, 2023, the Company issued a press release announcing that its collaboration partner in Japan, DyDo Pharma, Inc. (“DyDo”), reported that it has submitted a New Drug Application (“NDA”) to Japan’s Pharmaceuticals and Medical Devices Agency (“PMDA”) seeking marketing approval for FIRDAPSE® (amifampridine) Tablets 10 mg for the treatment of Lambert-Eaton myasthenic syndrome (“LEMS”) in Japan. The submission is based on preliminary favorable analysis results of interim data after six months into the safety phase of DyDo’s registration study to evaluate the efficacy and safety of FIRDAPSE® in Japanese patients with LEMS.

Under the license agreement between the Company and DyDo, upon acceptance of filing of the NDA, the Company will be due a milestone payment from DyDo of JPY 200 million (approximately $1.4 million USD based on current exchange rates). Further, upon acceptance of the NDA submission, the Company’s territorial rights to develop and market FIRDAPSE® will automatically extend to other key markets in Asia, Central and South America, and the Company is currently initiating plans to seek opportunities to expand FIRDAPSE®’s global footprint through strategic partnerships (with the current focus on the Asia Pacific and Latin America regions).

There can be no assurance whether DyDo’s clinical trial in Japan will ultimately be successful, whether FIRDAPSE® will ever be approved for commercialization in Japan, or whether the Company will be able to successfully expand FIRDAPSE®’s global footprint.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by the Company on December 18, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and CFO

Dated: December 19, 2023

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